HORIZON


ADVANTUS HORIZON FUND, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MARCH 31, 1999


                                                                   [LOGO]
                                                               ADVANTUS -TM-
                                                              FAMILY OF FUNDS


EQUITY
[ART]

ADVANTUS HORIZON FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     7

STATEMENT OF ASSETS AND LIABILITIES           9

STATEMENT OF OPERATIONS                      10

STATEMENTS OF CHANGES IN NET ASSETS          11

NOTES TO FINANCIAL STATEMENTS                12

SHAREHOLDER SERVICES                         18

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholders:

U.S. economic expansion, in its longevity and in vigor, is the envy of the rest of the world. While growth in Europe and the United Kingdom is falling, we are finally seeing some small improvements in Asia's economic angst; it also appears that Japan's economic free fall has stopped. However, a working plan for a sustainable recovery in Japan is still forthcoming. As you can see, growth patterns around the globe are mixed, but overall, world growth is forecasted to decline by about one percent over the course of 1999. (World growth is forecasted to be two percent in 1999.)

In this six-month reporting period, U.S. Gross Domestic Product (GDP) in the fourth quarter 1998 was 6.0 percent. This phenomenal result was fueled by strong consumer demand and spending. GDP figures for the first quarter 1999 are estimated at a respectable 4 percent. This economic growth was very broad based, despite some export difficulties. Above-trend growth is expected for the remainder of the year.

Will inflation spoil the party? It's unlikely. Weak commodity prices coupled with excess global capital and labor has created an inflation-benign environment. The inflation outlook in the U.S. continues to be positive, as well.

The strong momentum in top-tier large cap growth stocks continues to drive the equity market. Some trends have continued, such as large cap stocks outperforming small caps and growth stocks outperforming value stocks. The breadth of leadership of the equity market has continued to narrow, with only
26.3 percent of the issues in the S&P 500* able to outperform their index over the last twelve months. The average equity mutual fund has lagged the market unless it has been overweighted in growth and technology investments. Valuations in the marketplace continue to be high, particularly in the large cap growth weighted indices.

Stronger economic growth increased investors' comfort with corporate bonds and thus the spread to Treasury bonds narrowed. In the fixed-income market, mortgage-backed securities were the star performers this period, followed by corporate bonds, and then Treasuries.

The economic and market outlook for the U.S. remains strong. Looking ahead, we are cautiously optimistic for stock and bond prices, but valuations for large-cap growth issues are high. Economic growth is forecasted, albeit slower than in the past. With much of the world still in recession, commodity prices low, and rapid increases in technology and productivity, high inflation is unlikely. The Federal Reserve and other central banks stand ready to intervene if necessary. We are watchful of Y2K issues. Certain countries that are mired in prolonged recessions lack the money to solve these technology-related problems.

We are - along with the rest of the world - watching the political strife in the Balkans. The military action in Kosovo has commanded world attention. Escalation will prove costly in money and human resources.

In the pages that follow, the Fund's managers will update you on how the economy and the market affected the Fund during this reporting period. The managers will discuss the Fund's performance and some strategies used to maximize performance.

As always, we thank you for investing with Advantus. We encourage you to maintain a long-range view of investing; we believe you will derive the greatest benefit by doing so.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

* The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

ADVANTUS HORIZON FUND
PERFORMANCE UPDATE

   [PHOTO]

   [PHOTO]
THOMAS A. GUNDERSON, CFA AND JEFFREY R.
ERICKSON, CFA
PORTFOLIO MANAGERS
The Advantus Horizon Fund is
a mutual fund designed for
investors seeking long-term
growth of capital combined
with a moderate level of
current income. The Fund
plans to achieve its
objective by investing in
equity securities diversified
among individual companies
and industries. The Fund
invests primarily in
dividend-paying and
non-dividend-paying common
stocks of established
companies with strong
long-term outlooks. Because
dividend yields of these
types of companies have
fallen below average yield
for all companies, however,
the Fund has not paid
dividends from current income
since 1993.
  - Dividends paid quarterly.
  - Capital gains distributions paid annually.
PERFORMANCE

The Advantus Horizon Fund's performance for the six-month period ended March 31, 1999 for each class of shares offered was as follows:

CLASS A..........................   24.50 PERCENT*
CLASS B..........................   24.17 PERCENT*
CLASS C..........................   24.07 PERCENT*

The Fund's benchmark, the Russell 1000 Growth Index,** returned 34.80 percent for the same period.

PERFORMANCE ANALYSIS

This six-month reporting period began with great fear but ended with apparent optimism as the markets closed the year near record highs. The cascading ramifications of the Asian crisis and its impact on the hedge funds caused a liquidity crisis and some panic selling resulted in heightened expectations for an upcoming recession and the related sell off of cyclical companies, including those in the Fund. Following these tumultuous events, we refocused our attention on companies that would continue to post solid earnings growth through an economic cycle.

The Technology sector led the market with Internet stocks at the forefront. Explosive growth of Internet usage and potential demand for applications are expected to fuel continued capital spending, as well as growth for Internet-related companies. The Fund had a meaningful position in the Technology sector and was a beneficiary of the strong technology rally. However, minimal exposure to "pure" Internet investments was the primary reason the Fund's performance lagged that of its Index during the six-month period. The Fund did benefit, however, from a 30 percent weighting in the Technology sector. This large allocation is about equal to that of the Russell 1000 Growth Index.** The Fund's holdings in technology (e.g., America Online, EMC, and Microsoft Corporation) gained about 12 percent* during the first quarter of 1999.

The Consumer Staples sector did not fare so well, and this sector continued to lag the market. Companies like Coca-Cola and Philip Morris disappointed investors with lower-than-anticipated results. The Fund was significantly underweighted in the Consumer Staples sector, which aided the Fund's performance during this period.

Our fundamental stock selection approach has resulted in relatively more investments in the mid-capitalization arena - those stocks in the range of $5 to $15 billion. One of the key reasons the Fund has lagged the performance of the Russell 1000 Growth Index** is that it owns fewer of the largest companies. However, we are uncovering many attractive investments in the mid-cap sector and believe that their lower valuations will likely be rewarded in the marketplace.

Companies that boosted performance were America Online, EMC (computer storage), and Microsoft Corporation, all from the Technology sector. Other winners for the Fund included world advertising leader Omnicom Group, and Tandy Corporation, an electronic retailer. The weak performers during the period included Service Corporation International (funeral home and operator), Health Management Associates (small market hospitals), and Philip Morris. Poor fundamentals deteriorated the outlook for Service Corporation International, and it was sold from the Fund during first quarter 1999. Health Management Associates and Philip Morris provide attractive valuations and remain in the Fund despite near-term risks.

We added several new companies to the Fund during this reporting period, including America Online, Nokia Corporation (leader in the wireless handsets and infrastructure), Sun Microsystems (computer hardware), and Nova Corporation (credit card processing). America Online was added due to its leadership position on the Internet. We chose Sun Microsystems because the scalability of its products appears to be ideally suited for the Internet. Nokia Corporation was added to the Fund because it continues to gain market share and is well positioned in this high-growth industry.

OUTLOOK

Prior to 1997, the stock market never gained more than 20 percent beyond two consecutive years. Remarkably, 1998 was the fourth consecutive year in which the market (as measured by the S&P 500+) gained more than 20 percent.

If history is any indication, the stock market is unlikely to post 20+ percent returns during 1999. However, this does not mean that stocks are an unattractive investment. More moderate gains in the high single-digit or low double-digit range for 1999 would be favorable in our low-inflation economy. We will continue to invest in companies that we believe can sustain above-average earnings growth through an economic cycle. This strategy will allow us to maximize the long-term capital appreciation of the Fund.
*Historical results are not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Russell 1000 Growth Index contains stock from the Russell 1000 with greater than average growth orientation. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market. +The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                      INVESTMENT IN ADVANTUS HORIZON FUND,
               RUSSELL 1000 GROWTH INDEX AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Horizon Fund compared to the Russell 1000 Growth Index and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on March 31, 1989 through March 31, 1999. The lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Horizon Fund (August 19, 1994 and March 1, 1995, respectively) through March 31, 1999.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:

                                         One year     15.22%
                                        Five year     21.03%
                                         Ten year     16.25%
                                          Class A        CPI   Russell 1000 Index
3/31/89                                   $10,000    $10,000              $10,000
10/31/89                                   10,869     10,253               12,158
10/31/90                                   10,237     10,899               11,470
10/31/91                                   14,216     11,217               16,088
10/31/92                                   15,681     11,577               17,828
10/31/93                                   16,867     11,887               19,128
9/30/94                                    17,109     12,247               20,797
9/30/95                                    21,345     12,516               27,493
9/30/96                                    25,023     12,892               33,375
9/30/97                                    31,268     13,178               45,487
9/30/98                                    36,389     13,366               50,537
3/31/99                                    45,306     13,480               68,124

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:

                                                       One year     16.18%
                                                Since inception
                                                      (8/19/94)     22.80%
                                                        Class B        CPI   Russell 1000 Growth Index
8/19/94                                                 $10,000    $10,000                     $10,000
9/30/94                                                   9,629     10,067                      10,125
9/30/95                                                  12,074     10,289                      13,386
9/30/96                                                  14,221     10,598                      16,249
9/30/97                                                  17,855     10,833                      22,146
9/30/98                                                  20,757     10,987                      24,605
3/31/99                                                  25,810     11,081                      33,168

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:

                                                      One year     21.14%
                                               Since inception
                                                      (3/1/95)     24.53%
                                                       Class C        CPI   Russell 1000 Growth Index
3/1/95                                                 $10,000    $10,000                     $10,000
9/30/95                                                 11,844     10,146                      12,331
9/30/96                                                 13,778     10,450                      14,969
9/30/97                                                 17,089     10,682                      20,402
9/30/98                                                 19,869     10,834                      22,667
3/31/99                                                 24,499     10,927                      30,555

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. The maximum initial sales charge for Class A shares was 5.0 percent prior to February 1, 1999. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST STOCK HOLDINGS

                                                    MARKET     % OF STOCK
COMPANY                                  SHARES      VALUE     PORTFOLIO
---------------------------------------  -------  -----------  ----------
General Electric Company...............   46,476  $ 5,141,407      6.2%
Microsoft Corporation..................   41,600    3,728,400      4.5%
Intel..................................   24,500    2,918,563      3.5%
Omnicom Group..........................   33,912    2,710,840      3.3%
Tyco International, Ltd................   37,324    2,677,997      3.2%
Cisco Systems, Inc.....................   22,800    2,498,025      3.0%
Family Dollar Stores...................   96,300    2,214,900      2.7%
Guldant Corporation....................   34,800    2,105,400      2.5%
Lucent Technologies Incorporated.......   18,700    2,014,925      2.4%
Safeway, Inc...........................   38,782    1,990,001      2.4%
                                                  -----------    -----
                                                  $28,000,458     33.7%
                                                  -----------    -----
                                                  -----------    -----

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                    1.3%
Utilities                             0.8%
Communication Services                2.2%
Financial                             8.4%
Capital Goods                        11.2%
Consumer Staples                     13.6%
Consumer Cyclical                    15.6%
Health Care                          18.1%
Technology                           28.8%

                                                           ADVANTUS Horizon Fund
                                                       Investments in Securities

March 31, 1999

(UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                                                    MARKET
SHARES                                                                             VALUE(a)
----------                                                                       ------------
COMMON STOCK (98.7%)
  CAPITAL GOODS (11.2%)
    Electrical Equipment (6.1%)
   46,476    General Electric Company..........................................  $  5,141,407
                                                                                 ------------
    Manufacturing (3.2%)
   37,324    Tyco International, Ltd...........................................     2,677,997
                                                                                 ------------
    Office Equipment (1.9%)
   14,400    Lexmark International Group, Inc. (b).............................     1,609,200
                                                                                 ------------
  COMMUNICATION SERVICES (2.2%)
    Telecommunication (2.2%)
   21,292    MCI Worldcom, Inc. (b)............................................     1,885,673
                                                                                 ------------
  CONSUMER CYCLICAL (15.6%)
    Auto (1.5%)
   23,800    Danaher Corporation...............................................     1,243,550
                                                                                 ------------
    Building Materials (1.4%)
   42,000    Masco Corporation.................................................     1,186,500
                                                                                 ------------
    Houseware (.9%)
   37,900    Leggett & Platt, Inc..............................................       758,000
                                                                                 ------------
    Retail (6.5%)
   96,300    Family Dollar Stores..............................................     2,214,900
   22,200    Home Depot, Inc...................................................     1,381,950
   20,000    Wal-Mart Stores...................................................     1,843,750
                                                                                 ------------
                                                                                    5,440,600
                                                                                 ------------
    Service (5.3%)
   53,800    Cendant Corporation (b)...........................................       847,350
   33,912    Omnicom Group.....................................................     2,710,840
   23,800    Quintiles Transnational (b).......................................       898,450
                                                                                 ------------
                                                                                    4,456,640
                                                                                 ------------
  CONSUMER STAPLES (13.6%)
    Beverage (.8%)
   11,500    Coca-Cola Company.................................................       705,812
                                                                                 ------------
    Entertainment (2.0%)
   34,700    Carnival Corporation..............................................     1,685,119
                                                                                 ------------
    Food & Health (1.5%)
   27,900    U.S. Foodservice (b)..............................................     1,297,350
                                                                                 ------------
    Household Products (4.1%)
    7,000    Clorox Company....................................................       820,312
   47,200    Dial..............................................................     1,622,500

                                                                                    MARKET
SHARES                                                                             VALUE(a)
----------                                                                       ------------
  CONSUMER STAPLES--CONTINUED
   10,000    Procter & Gamble Company..........................................  $    979,375
                                                                                 ------------
                                                                                    3,422,187
                                                                                 ------------
    Retail (2.4%)
   38,782    Safeway, Inc. (b).................................................     1,990,001
                                                                                 ------------
    Service (1.3%)
   25,400    Automatic Data Processing, Inc....................................     1,050,925
                                                                                 ------------
    Tobacco (1.5%)
   35,400    Philip Morris Companies, Inc......................................     1,245,637
                                                                                 ------------
  FINANCIAL (8.4%)
    Commercial Finance (2.0%)
   32,751    Finova Finance Trust..............................................     1,698,958
                                                                                 ------------
    Finance-Diversified (2.0%)
   29,200    Federal Home Loan Mortgage Corporation............................     1,668,050
                                                                                 ------------
    Insurance (3.1%)
   11,818    American International Group......................................     1,425,546
   10,400    Hartford Life.....................................................       572,000
   13,500    Nationwide Financial Services.....................................       567,000
                                                                                 ------------
                                                                                    2,564,546
                                                                                 ------------
    Investment Bankers/Brokers (1.3%)
   31,500    T. Rowe Price Associates..........................................     1,082,813
                                                                                 ------------
  HEALTH CARE (18.1%)
    Drugs (9.7%)
   12,600    American Home Products Corporation................................       822,150
   29,000    Bristol-Myers Squibb Company......................................     1,865,063
    8,900    Eli Lilly & Company...............................................       755,388
   23,200    Merck & Co., Inc..................................................     1,860,350
   14,100    Pfizer, Inc.......................................................     1,956,375
   16,400    Schering Plough Corporation.......................................       907,125
                                                                                 ------------
                                                                                    8,166,451
                                                                                 ------------
    Health Care-Diversified (3.4%)
   16,500    Abbott Laboratories...............................................       772,406
   14,700    Johnson & Johnson.................................................     1,377,206

              See accompanying notes to investments in securities.

ADVANTUS HORIZON FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                    MARKET
SHARES                                                                             VALUE(a)
----------                                                                       ------------
  HEALTH CARE--CONTINUED
   10,600    Warner-Lambert Company............................................  $    701,588
                                                                                 ------------
                                                                                    2,851,200
                                                                                 ------------
    Hospital Management (1.1%)
   78,200    Health Management Associates, Inc. (b)............................       953,063
                                                                                 ------------
    Medical Products/Supplies (3.9%)
   34,800    Guidant Corporation...............................................     2,105,400
   47,400    Sybron International Corporation (b)..............................     1,185,000
                                                                                 ------------
                                                                                    3,290,400
                                                                                 ------------
  TECHNOLOGY (28.8%)
   13,400    America Online, Inc. (b)..........................................     1,956,400
   16,900    BMC Software, Inc. (b)............................................       626,356
   17,100    Cadence Design Systems, Inc. (b)..................................       440,325
   22,800    Cisco Systems, Inc. (b)...........................................     2,498,025
   24,800    Compaq Computer Corporation.......................................       785,850
   32,400    Dell Computer Corporation (b).....................................     1,324,350

                                                                                    MARKET
SHARES                                                                             VALUE(a)
----------                                                                       ------------
  TECHNOLOGY--CONTINUED
   15,500    EMC Corporation (b)...............................................  $  1,980,125
   33,000    Galileo Electric Company..........................................     1,596,375
   24,500    Intel.............................................................     2,918,563
   18,700    Lucent Technologies Incorporated..................................     2,014,925
   41,600    Microsoft Corporation (b).........................................     3,728,400
    7,100    Nokia Oyj (c).....................................................     1,105,825
   57,800    Nova Corporation (b)..............................................     1,517,250
   17,325    Paychex, Inc......................................................       821,855
    7,600    Sun Microsystems, Inc. (b)........................................       949,525
                                                                                 ------------
                                                                                   24,264,149
                                                                                 ------------
  UTILITIES (.8%)
    Electric Companies (.8%)
   18,400    AES Corporation (b)...............................................       685,400
                                                                                 ------------
Total common stock
 (cost: $52,222,754)...........................................................    83,021,628
                                                                                 ------------

PRINCIPAL
----------
SHORT-TERM SECURITIES (1.6%)
$ 944,959    Federated Prime Obligation Fund, current rate 4.860%..............       944,959
  390,000    U.S. Treasury Note........................    4.572%      05/20/99       387,638
                                                                                 ------------
             Total short-term securities (cost: $1,332,580)....................     1,332,597
                                                                                 ------------
             Total investments in securities (cost: $53,555,334)(d)............  $ 84,354,225
                                                                                 ------------
                                                                                 ------------

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 1.3% of the net assets in foreign securities as of March 31, 1999.
(d) At March 31, 1999 the cost of securities for federal income tax purposes was $53,865,849. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..................................................  $ 32,785,091
Gross unrealized depreciation..................................................    (2,296,715)
                                                                                 ------------
Net unrealized appreciation....................................................  $ 30,488,376
                                                                                 ------------
                                                                                 ------------

                                                           ADVANTUS Horizon Fund
                                             Statement of Assets and Liabilities

                                                                  March 31, 1999

(UNAUDITED)

                                        ASSETS
Investments in securities, at market value - see accompanying schedule for detailed listing
 (identified cost: $53,555,334).......................................  $   84,354,225
Cash in bank on demand deposit........................................               6
Receivable for Fund shares sold.......................................          46,253
Receivable for investment securities sold.............................         481,589
Accrued interest receivable...........................................           4,823
Dividends receivable..................................................          66,456
Other receivables.....................................................          10,393
                                                                        --------------
    Total assets......................................................      84,963,745
                                                                        --------------

                                     LIABILITIES
Payable for investment securities purchased...........................         426,810
Payable for Fund shares redeemed......................................         300,851
Payable to Adviser....................................................         110,921
Other payables........................................................             755
                                                                        --------------
    Total liabilities.................................................         839,337
                                                                        --------------
Net assets applicable to outstanding capital stock....................  $   84,124,408
                                                                        --------------
                                                                        --------------
Represented by:
  Capital stock - authorized 10 billion shares (Class A - 2 billion shares, Class B -
  2 billion shares, Class C - 2 billion shares and 4 billion shares
  unallocated) of $.01 par value (note 1).............................  $       31,808
  Additional paid-in capital..........................................      51,450,515
  Accumulated net realized gains from investments.....................       1,843,194
  Unrealized appreciation on investments..............................      30,798,891
                                                                        --------------
    Total - representing net assets applicable to outstanding capital
    stock.............................................................  $   84,124,408
                                                                        --------------
                                                                        --------------
Net assets applicable to outstanding Class A shares...................  $   58,483,450
                                                                        --------------
                                                                        --------------
Net assets applicable to outstanding Class B shares...................  $   22,687,013
                                                                        --------------
                                                                        --------------
Net assets applicable to outstanding Class C shares...................  $    2,953,945
                                                                        --------------
                                                                        --------------
Shares outstanding and net asset value per share:
  Class A - Shares outstanding 2,179,631..............................  $        26.83
                                                                        --------------
                                                                        --------------
  Class B - Shares outstanding 886,411................................  $        25.59
                                                                        --------------
                                                                        --------------
  Class C - Shares outstanding 114,746................................  $        25.74
                                                                        --------------
                                                                        --------------

                See accompanying notes to financial statements.

ADVANTUS HORIZON FUND
STATEMENT OF OPERATIONS

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999

(UNAUDITED)

Investment income:
  Interest............................................................  $       35,740
  Dividends...........................................................         251,298
                                                                        --------------
    Total investment income...........................................         287,038
                                                                        --------------
Expenses (note 4):
  Investment advisory fee.............................................         306,670
  Rule 12b-1 fees - Class A...........................................          75,864
  Rule 12b-1 fees - Class B...........................................         101,131
  Rule 12b-1 fees - Class C...........................................          13,403
  Administrative services fee.........................................          26,200
  Custodian fees......................................................             379
  Auditing and accounting services....................................           9,275
  Legal fees..........................................................           4,750
  Directors' fees.....................................................             542
  Registration fees...................................................          21,839
  Printing and shareholder reports....................................          14,706
  Insurance...........................................................           1,844
  Other...............................................................           5,641
                                                                        --------------
    Total expenses....................................................         582,244
                                                                        --------------
    Investment loss - net.............................................        (295,206)
                                                                        --------------
Realized and unrealized gains on investments:
  Net realized gains on investments (note 3)..........................       1,953,485
  Net change in unrealized appreciation or depreciation on
    investments.......................................................      14,783,596
                                                                        --------------
      Net gains on investments........................................      16,737,081
                                                                        --------------
Net increase in net assets resulting from operations..................  $   16,441,875
                                                                        --------------
                                                                        --------------

                See accompanying notes to financial statements.

                                                           ADVANTUS HORIZON FUND
                                             STATEMENTS OF CHANGES IN NET ASSETS

 FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999 AND YEAR ENDED SEPTEMBER 30, 1998

(UNAUDITED)

                                                                   1999             1998
                                                              --------------   --------------
Operations:
  Investment loss - net.....................................  $     (295,206)  $     (369,201)
  Net realized gain on investments..........................       1,953,485        8,034,700
  Net change in unrealized appreciation or depreciation on
    investments.............................................      14,783,596        1,097,908
                                                              --------------   --------------
    Increase in net assets resulting from operations........      16,441,875        8,763,407
                                                              --------------   --------------
Distributions to shareholders from net realized gains on
  investments:
  Class A...................................................      (4,668,396)      (5,149,246)
  Class B...................................................      (1,807,953)      (1,594,390)
  Class C...................................................        (239,316)        (244,774)
                                                              --------------   --------------
    Total distributions.....................................      (6,715,665)      (6,988,410)
                                                              --------------   --------------
Capital share transactions (notes 4 and 5):
  Proceeds from sales:
    Class A.................................................       5,016,180       11,805,254
    Class B.................................................       3,571,037        7,211,314
    Class C.................................................         573,075        1,188,730
  Proceeds from issuance of shares as a result of reinvested dividends:
    Class A.................................................       4,609,970        5,098,650
    Class B.................................................       1,795,826        1,565,569
    Class C.................................................         239,316          243,267
  Payments for redemption of shares:
    Class A.................................................      (5,263,011)     (11,437,509)
    Class B.................................................      (2,239,278)      (3,569,106)
    Class C.................................................        (486,853)        (928,081)
                                                              --------------   --------------
    Increase in net assets from capital share
      transactions..........................................       7,816,262       11,178,088
                                                              --------------   --------------
    Total increase in net assets............................      17,542,472       12,953,085
Net assets at beginning of period...........................      66,581,936       53,628,851
                                                              --------------   --------------
Net assets at end of period.................................  $   84,124,408   $   66,581,936
                                                              --------------   --------------
                                                              --------------   --------------

                See accompanying notes to financial statements.

ADVANTUS HORIZON FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999
(UNAUDITED)

(1) ORGANIZATION

    The Advantus Horizon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term growth of capital combined with a moderate level of current income through investment in equity securities.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

                                                           ADVANTUS HORIZON FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income and decrease additional paid-in-capital by $295,206.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the period from October 1, 1998 to March 31, 1999, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $23,888,650 and $23,277,345, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital (Advantus Capital or the Adviser), a wholly owned subsidiary of Minnesota Life Insurance Company (Minnesota Life), formerly The Minnesota Mutual Life Insurance Company. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (First Data Investor Services Group). Prior to October 26, 1998, the Fund's transfer agent was Minnesota Life. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. Prior to February 1, 1999, the Class A Plan provided for a distribution fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee.

ADVANTUS HORIZON FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal, auditing and accounting services fees and other miscellaneous expenses.

    Effective October 26, 1998, the Fund entered into a new shareholder and administrative services agreement with Minnesota Life. Under this agreement, the Fund pays an administrative services fee equal to $5,700 per month to Minnesota Life for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to February 1, 1999, the administrative services fee was $3,700 per month. In addition, for shareholder services performed by Minnesota Life, the Adviser will pay Minnesota Life an annual account servicing fee as agreed by the Adviser and Minnesota Life.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $101,796.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $4,750.

(5) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the period from October 1, 1998 to March 31, 1999 and the year ended September 30, 1998 were as follows:

                                                   CLASS A               CLASS B               CLASS C
                                             --------------------  --------------------  --------------------
                                               1999       1998       1999       1998       1999       1998
                                             ---------  ---------  ---------  ---------  ---------  ---------
Sold.......................................    196,957    498,136    145,772    312,837     23,495     51,773
Issued for reinvested distributions........    188,094    239,004     76,587     75,735     10,136     11,784
Redeemed...................................   (205,710)  (479,796)   (90,874)  (154,958)   (19,776)   (41,014)
                                             ---------  ---------  ---------  ---------  ---------  ---------
                                               179,341    257,344    131,485    233,614     13,855     22,543
                                             ---------  ---------  ---------  ---------  ---------  ---------
                                             ---------  ---------  ---------  ---------  ---------  ---------

(6) YEAR 2000

    In 1995, Minnesota Life began addressing computer system requirements and applications to be Year 2000 ready. Based on a current study, Minnesota Life plans to spend approximately $14 million through 1999 to modify its computer information systems, enabling proper processing of transactions relating to the year 2000 and beyond. The Fund will not be charged for these expenses.

                                                           ADVANTUS HORIZON FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED
(7) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                           CLASS A
                                ----------------------------------------------------------------------------------------------
                                 PERIOD FROM                                                                     PERIOD FROM
                                 OCTOBER 1,                                                                      NOVEMBER 1,
                                   1998 TO                        YEAR ENDED SEPTEMBER 30,                         1993 TO
                                  MARCH 31,        ------------------------------------------------------       SEPTEMBER 30,
                                    1999             1998           1997           1996          1995(A)           1994(B)
                                -------------      ---------      ---------      ---------      ---------      ---------------
Net asset value, beginning
  of period................         $ 23.59        $   23.06      $   23.07      $   20.94      $   17.34            $ 17.64
                                -------------      ---------      ---------      ---------      ---------      ---------------
Income from investment
  operations:
  Net investment loss......            (.07)            (.09)          (.08)          (.10)          (.03)                --
  Net gains on securities
    (both realized and
    unrealized)............            5.63             3.48           4.89           3.51           4.17                .25
                                -------------      ---------      ---------      ---------      ---------      ---------------
    Total from investment
      operations...........            5.56             3.39           4.81           3.41           4.14                .25
                                -------------      ---------      ---------      ---------      ---------      ---------------
Less distributions:
  Dividends from net
    investment income......              --               --             --             --             --                 --
  Distributions from
    capital gains..........           (2.32)           (2.86)         (4.82)         (1.28)          (.54)              (.55)
                                -------------      ---------      ---------      ---------      ---------      ---------------
    Total distributions....           (2.32)           (2.86)         (4.82)         (1.28)          (.54)              (.55)
                                -------------      ---------      ---------      ---------      ---------      ---------------
Net asset value, end of
  period...................         $ 26.83        $   23.59      $   23.06      $   23.07      $   20.94            $ 17.34
                                -------------      ---------      ---------      ---------      ---------      ---------------
                                -------------      ---------      ---------      ---------      ---------      ---------------
Total return(c)............           24.50%           16.38%         24.96%         17.23%         24.76%              1.42%
Net assets, end of period
  (in thousands)...........         $58,483        $  47,183      $  40,192      $  34,435      $  36,040            $31,387
Ratio of expenses to
  average daily net
  assets(d)(e).............            1.30%(f)         1.36%          1.43%          1.41%          1.41%              1.43%(f)
Ratio of net investment
  income (loss) to average
  daily net assets(d)(e)...            (.56)%(f)        (.39)%         (.39)%         (.43)%         (.15)%             (.01)%(f)

Portfolio turnover rate
  (excluding short-term
  securities)..............            30.6%            72.6%          71.5%          84.7%          46.8%              43.5%


                              YEAR ENDED
                              OCTOBER 31,
                                 1993
                             -------------
Net asset value, beginning
  of period................      $ 16.73
                             -------------
Income from investment
  operations:
  Net investment loss......          .05
  Net gains on securities
    (both realized and
    unrealized)............         1.20
                             -------------
    Total from investment
      operations...........         1.25
                             -------------
Less distributions:
  Dividends from net
    investment income......         (.05)
  Distributions from
    capital gains..........         (.29)
                             -------------
    Total distributions....         (.34)
                             -------------
Net asset value, end of
  period...................      $ 17.64
                             -------------
                             -------------
Total return(c)............         7.56%
Net assets, end of period
  (in thousands)...........      $30,015
Ratio of expenses to
  average daily net
  assets(d)(e).............         1.31%
Ratio of net investment
  income (loss) to average
  daily net assets(d)(e)...          .27%
Portfolio turnover rate
  (excluding short-term
  securities)..............         47.0%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(c) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Adviser and Distributor voluntarily waived or absorbed $52,961 in expenses for the year ended September 30, 1995. If the Fund had been charged with these expenses, the ratio of expenses to average daily net assets would have been 1.57% and the ratio of net investment income (loss) would have been (.31)% for Class A shares.
(e) The Fund's Distributor voluntarily waived $6,809, $18,019, $28,836, $51,147 and $48,807 in Class A distribution fees for the years ended September 30, 1998, 1997, and 1996, the period ended September 30, 1994 and the year ended October 31, 1993, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.37%, 1.48%,1.50%, 1.61% and 1.49%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (.40)%, (.44)%, (.52)%, (.19)% and .09%, respectively.
(f)  Adjusted to annual basis.

ADVANTUS HORIZON FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                                           CLASS B
                                ----------------------------------------------------------------------------------------------
                                 PERIOD FROM                                                                     PERIOD FROM
                                 OCTOBER 1,                                                                      AUGUST 19,
                                   1998 TO                        YEAR ENDED SEPTEMBER 30,                       1994(B) TO
                                  MARCH 31,        ------------------------------------------------------       SEPTEMBER 30,
                                    1999             1998           1997           1996          1995(A)            1994
                                -------------      ---------      ---------      ---------      ---------      ---------------
Net asset value, beginning
  of period................         $ 22.65        $   22.41      $   22.65      $   20.74      $   17.33            $ 17.11
                                -------------      ---------      ---------      ---------      ---------            -------
Income from investment
  operations:
  Net investment loss......            (.15)            (.22)          (.19)          (.19)          (.10)              (.01)
  Net gains on securities
    (both realized and
    unrealized)............            5.41             3.32           4.77           3.38           4.05                .23
                                -------------      ---------      ---------      ---------      ---------            -------
    Total from investment
      operations...........            5.26             3.10           4.58           3.19           3.95                .22
                                -------------      ---------      ---------      ---------      ---------            -------
Less distributions:
  Dividends from net
    investment income......              --               --             --             --             --                 --
  Distributions from
    capital gains..........           (2.32)           (2.86)         (4.82)         (1.28)          (.54)                --
                                -------------      ---------      ---------      ---------      ---------            -------
    Total distributions....           (2.32)           (2.86)         (4.82)         (1.28)          (.54)                --
                                -------------      ---------      ---------      ---------      ---------            -------
Net asset value, end of
  period...................         $ 25.59        $   22.65      $   22.41      $   22.65      $   20.74            $ 17.33
                                -------------      ---------      ---------      ---------      ---------            -------
                                -------------      ---------      ---------      ---------      ---------            -------
Total return(c)............           24.17%           15.48%         24.25%         16.34%         23.65%              1.29%
Net assets, end of period
  (in thousands)...........         $22,687        $  17,100      $  11,684      $   6,219      $   2,592            $    97
Ratio of expenses to
  average daily net
  assets...................            2.02%(e)         2.07%          2.18%          2.19%          2.24%(d)            .30%(f)
Ratio of net investment
  income (loss) to average
  daily net assets.........           (1.27)%(e)       (1.11)%        (1.13)%        (1.19)%        (1.05)%(d)          (.13)%(f)

Portfolio turnover rate
  (excluding short-term
  securities)..............            30.6%            72.6%          71.5%          84.7%          46.8%              43.5%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Adviser and Distributor voluntarily waived or absorbed $52,961 in expenses for the year ended September 30, 1995. If the Fund had been charged with these expenses, the ratio of expenses to average daily net assets would have been 2.25% for Class B and 2.25% for Class C. The ratio of net investment income (loss) would have been (1.05)% for Class B and (1.13)% for Class C.
(e)  Adjusted to annual basis.
(f) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.

                                                           ADVANTUS HORIZON FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                                    CLASS C
                                -------------------------------------------------------------------------------
                                 PERIOD FROM                                                      PERIOD FROM
                                 OCTOBER 1,                                                        MARCH 1,
                                   1998 TO                YEAR ENDED SEPTEMBER 30,                1995(B) TO
                                  MARCH 31,        ---------------------------------------       SEPTEMBER 30,
                                    1999             1998           1997           1996              1995
                                -------------      ---------      ---------      ---------      ---------------
Net asset value, beginning
  of period................         $ 22.79        $   22.38      $   22.67      $   20.75            $ 17.52
                                -------------      ---------      ---------      ---------            -------
Income from investment
  operations:
  Net investment loss......            (.15)            (.24)          (.20)          (.15)              (.06)
  Net gains on securities
    (both realized and
    unrealized)............            5.42             3.51           4.73           3.35               3.29
                                -------------      ---------      ---------      ---------            -------
    Total from investment
      operations...........            5.27             3.27           4.53           3.20               3.23
                                -------------      ---------      ---------      ---------            -------
Less distributions:
  Dividends from net
    investment income......              --               --             --             --                 --
  Distributions from
    capital gains..........           (2.32)           (2.86)         (4.82)         (1.28)                --
                                -------------      ---------      ---------      ---------            -------
    Total distributions....           (2.32)           (2.86)         (4.82)         (1.28)                --
                                -------------      ---------      ---------      ---------            -------
Net asset value, end of
  period...................         $ 25.74        $   22.79      $   22.38      $   22.67            $ 20.75
                                -------------      ---------      ---------      ---------            -------
                                -------------      ---------      ---------      ---------            -------
Total return(c)............           24.07%           15.74%         24.03%         16.33%             18.44%
Net assets, end of period
  (in thousands)...........         $ 2,954        $   2,299      $   1,754      $   1,018            $   103
Ratio of expenses to
  average daily net
  assets...................            2.02%(e)         2.07%          2.18%          2.19%              2.24%(d)(e)
Ratio of net investment
  income (loss) to average
  daily net assets.........           (1.27)%(e)       (1.10)%        (1.14)%        (1.17)%            (1.13)%(d)(e)

Portfolio turnover rate
  (excluding short-term
  securities)..............            30.6%            72.6%          71.5%          84.7%              46.8%

------------

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

SPECIAL PURCHASE PLANS: Special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Traditional or Roth Individual Retirement Account or other qualified plan including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the Account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account

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Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

Advantus Capital Management, Inc. manages thirteen mutual funds containing $3.2 billion in assets in addition to $10.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

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     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]

                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-888-AFS-1838
                                (1-888-237-1838)

ASCEND FINANCIAL SERVICES, INC.
400 ROBERT STREET NORTH                    [LOGO]
ST. PAUL, MN 55101-2098

ADDRESS SERVICE REQUESTED

F.48636 Rev. 5-1999